UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2011

Lightwave Logic, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-52567	82-049-7368
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 Continental Drive, Suite 110, Newark, Delaware	19713
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (302) 356-2717

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure

The registrant is hosting a technology and business update call on May 11, 2011 at 4:00 PM (EDT).  There will be a company slide presentation followed by a 20-minute question-and-answer period.

The slide presentation (no audio) can be accessed at the following URL:

https://lightwave.webex.com/lightwave/onstage/g.php?d=664786241&t=a

The telephone access numbers (audio) are:

Call-in toll-free number (US/Canada): 1-877-669-3239

Call-in toll number (US/Canada): +1-408-600-3600

Participants need to use the access code: 664 786 241#

International participants can obtain call-in numbers at the following URL:

https://lightwave.webex.com/lightwave/globalcallin.php?serviceType=EC&ED=99140702&tollFree=1

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTWAVE LOGIC, INC.

By: /s/ James S. Marcelli
Name: James S. Marcelli
Title: President and Chief Executive Officer

Dated May 10, 2011